Exhibit 99.1
SPX FLOW Achieves Significant Milestone on Its Strategy to Unlock Value and Grow Its Premier Process Solutions Enterprise

Enters into Agreement to Sell its Power and Energy Business to Funds Managed by Apollo Global Management for Enterprise Value of $475 Million

CHARLOTTE, N.C., November 25, 2019 - SPX FLOW, Inc. (NYSE: FLOW) (the “company”) today announced that it has entered into a definitive agreement (the “purchase agreement”) to sell a substantial portion of its former Power and Energy reportable segment (“the P&E business”) to an affiliate of funds managed by Apollo Global Management, Inc. (together with its consolidated subsidiaries, “Apollo”) (NYSE:APO).
Under the terms of the purchase agreement, the Apollo fund affiliate will purchase the P&E business in an all-cash transaction with an enterprise value of $475 million, which is subject to adjustments based upon the level of net working capital, cash and debt of the P&E business at the closing date and in respect of certain debt-like items. The transaction is expected to close in the first half of 2020 subject to customary regulatory approvals and closing conditions and includes a formal offer to acquire the French business which may be accepted following Works Council consultation.
Upon completion of the transaction, the company intends to prioritize the allocation of net proceeds on debt reduction and return to shareholders.
Marc Michael, President and CEO of SPX FLOW, said, “Today’s announcement follows a thorough divestiture process and represents a significant milestone in our strategic transformation as we focus on unlocking the underlying value of our enterprise and growing our premier process solutions business. After completing the sale of the P&E business, our company will be concentrated on serving customers in highly regulated sanitary and specialty industrial markets. Furthermore, this transaction will bolster our financial position, creating ample flexibility to broaden our capital allocation, and enable us to invest in our business throughout economic cycles.”
“We are building a premier process solutions enterprise from a strong foundation that includes world-class process engineering expertise, global capabilities and well-recognized product brands with leading market positions. We have tailored the design of our organization to support serving customers in highly complex process applications with an emphasis on driving a winning culture, enabling cross-functional teamwork and building core capabilities around customer intimacy, velocity and vitality. We are on track to achieve our financial goals of mid-teen EBITDA margins and double-digit ROIC by 2021. And we are developing detailed roadmaps to disproportionately invest for growth in select micro-verticals where customers value our process technologies, high-quality components and ability to provide service throughout the lifecycle.
“We are excited about our future and are focused on cultivating a people-first culture that delivers a world-class employee experience and a differentiated customer experience while also delivering on our commitment to create value for shareholders. I want to thank our teams across the enterprise, as well as our advisors and business partners, for their hard work and positive contributions to today’s announcement and our progress this year,” concluded Michael.
José Larios, who will lead Power and Energy as Chief Executive Officer said, “This is a very positive outcome for our Power and Energy team and we are excited for the future. Apollo is a marquee firm with significant resources, deep expertise in natural resources and a strong vision to invest for growth in our business. Our customers will benefit from that investment and focus on our leading brands of mission critical flow control equipment and services. I want to thank our Power and Energy team for steadfastly supporting our customers throughout this process and for delivering a strong performance this year. I appreciate their continued efforts and dedication as we work towards completion.”
Christine Hommes of Apollo Private Equity said, “We are excited for Apollo’s funds to make this strategic investment in SPX FLOW’s P&E business and look forward to working with José Larios and the outstanding team to invest and grow the business. We believe it is an excellent fit with our funds’ natural resources portfolios and see tremendous value creation opportunities, building off the 100-plus year legacy the P&E business brands have established serving customers throughout the world in the flow control and energy markets with leading technologies and strong aftermarket support.”
BNP Paribas is serving as financial advisor to SPX FLOW and Fried, Frank, Harris, Shriver & Jacobson LLP is serving as legal counsel. Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as Apollo’s legal counsel and Goldman Sachs, Mizuho and Natixis are serving as Apollo’s financial advisors.

About SPX FLOW:
Based in Charlotte, North Carolina, SPX FLOW, Inc. (NYSE: FLOW) innovates with customers to help feed and enhance the world by designing, delivering and servicing high value solutions at the heart of growing and sustaining our diverse communities. The company's product offering is concentrated in process solutions applied across a variety of highly regulated sanitary and specialty industrial applications. SPX FLOW has approximately $1.5 billion in annual revenues from continuing operations with facilities in more than 30 countries and sales into more than 150 countries. To learn more about SPX FLOW, please visit www.spxflow.com.
About Apollo:
Apollo is a leading global alternative investment manager with offices in New York, Los Angeles, San Diego, Houston, Bethesda, London, Frankfurt, Madrid, Luxembourg, Mumbai, Delhi, Singapore, Hong Kong, Shanghai and Tokyo. Apollo had assets under management of approximately $323 billion as of September 30, 2019 in credit, private equity and real assets funds invested across a core group of nine industries where Apollo has considerable knowledge and resources. For more information about Apollo, please visit www.apollo.com.
FORWARD LOOKING STATEMENTS
Certain statements in this press release are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. The words “expect,” “anticipate,” “plan,” “target,” “project,” “believe” and similar expressions identify forward-looking statements. Forward-looking statements include, without limitation, statements about whether and when the transaction will be consummated and the anticipated timing or benefits thereof; expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; and benefits from cost reduction initiatives, plans and objectives. These statements are only predictions. The company cautions that these statements are based on current estimates of future events and are highly dependent upon a variety of factors, which could cause actual results to differ from these estimates. We caution the reader that there are a variety of risks, uncertainties and other factors that could cause actual results to differ materially from what is contained, projected or implied by our forward-looking statements. The potential risks and uncertainties include, among others, the possibility that the company and Apollo may be unable to obtain regulatory approval or that other conditions to closing the transaction may not be satisfied such that the transaction will not close or that the closing may be delayed; general economic conditions; the possibility of unexpected costs, liabilities or delays in connection with the transaction; risks that the transaction disrupts current plans and operations of the company; the ability to recognize the benefits of the transaction; the amount of the costs, fees, expenses and charges related to the transaction; the outcome of any legal proceedings related to the transaction; and the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction. In addition, all forward-looking statement should be read in conjunction with the company’s documents filed with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2018. These filings identify important risk factors and other uncertainties that could cause actual results to differ from those contained in the forward-looking statements. All the forward-looking statements in this press release are qualified in their entirety by reference to the factors discussed under the heading “Risk Factors” in the 2018 Form 10-K and in any other documents filed by the company with the Securities and Exchange Commission that describe risks and factors that could cause results to differ materially from those projected in these forward-looking statements. These risk factors may not be exhaustive. Further, the company operates in a continually changing business environment and cannot predict new risk factors that may arise as a result of these changes. Statements in this press release speak only as of the date hereof. The company disclaims any obligation to publicly update or revise any forward-looking statements as a result of new information, future events or any other reason.

Investor and Media Contacts:
Stewart Honeycutt, Investor Relations Manager
704-752-4472
investor@spxflow.com

Barrett Brown, Communications Manager
704-752-4662
communications@spxflow.com

Nick Lamplough / Aaron Palash
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

Investor Contact for Apollo:
Gary M. Stein
Head of Investor Relations
Apollo Global Management, Inc.
+1 (212) 822-0467
gstein@apollo.com

Media Contact for Apollo:
Charles Zehren
Rubenstein Associates, Inc. for Apollo Global Management, Inc.
+1 (212) 843-8590
czehren@rubenstein.com